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                                                                   EXHIBIT 24(a)

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


                  As independent public accountants, we hereby consent to the incorporation by reference in this Form S-8 registration statement of our report dated September 20, 1996 included in the Napco Security Systems, Inc. Form 10-K for the year ended June 30, 1996 and to all references to our Firm included in this Form S-8 registration statement.


                                         ARTHUR ANDERSEN LLP

Melville, New York
October 23, 1996

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